UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                               February 7, 2005
                  ------------------------------------------
                       (Date of earliest event reported)


                              RAYOVAC CORPORATION
       ----------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Wisconsin                     001-13615              22-2423556
-------------------------------    ---------------------    -------------------
(State or other Jurisdiction of    (Commission File No.)      (IRS Employer
         Incorporation)                                     Identification No.)


           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
           ---------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (770) 829-6200
            -------------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

 |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

New Indenture
On February 7, 2005, Rayovac Corporation (the "Company") and certain of its domestic subsidiaries, as guarantors, entered into an Indenture (the "Indenture") with U.S. Bank National Association, as trustee, relating to the issuance by the Company of $700,000,000 aggregate principal amount of 7 3/8% Senior Subordinated Notes due 2015 (the "Notes"). The Notes were sold in a private transaction not subject to the registration requirements of the Securities Act of 1933 (the "Securities Act"), and have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The Notes bear an interest rate of 7 3/8% per annum and will be payable semi-annually in arrears on February 1 and August 1, commencing on August 1, 2005. The Company will make each interest payment to the holders of record on the immediately preceding January 15 and July 15. The Notes are general unsecured obligations of the Company. They are subordinated in right of payment to all existing and future senior debt of the Company, including the indebtedness of the Company under its senior credit facilities. The Notes are pari passu in right of payment with all existing and any future senior subordinated indebtedness of the Company and are senior in right of payment to any future subordinated indebtedness of the Company.

The terms of the Notes are governed by the Indenture. The Indenture contains customary covenants that limit the Company's ability to, among other things, incur additional indebtedness, pay dividends on or redeem or repurchase the Company's equity interests, make certain investments, expand into unrelated businesses, create liens on assets, merge or consolidate with another company, transfer or sell all or substantially all of the Company's assets, and enter into transactions with affiliates. Upon the occurrence of a "change of control," as defined in the Indenture, the Company is required to make an offer to repurchase the outstanding Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Beginning on February 1, 2010, the Company may redeem all or a part of the Notes upon not less than 30 nor more than 60 days' notice, at redemption prices (expressed as percentages of principal amount) of 101.229%, 102.458% and 103.688% of the principal amount thereof, plus accrued and unpaid interest and any applicable liquidated damages, for redemptions occurring during the twelve-month period beginning on February 1 of 2012, 2011, and 2010, respectively. Thereafter, the redemption price is 100.000% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest and any applicable liquidated damages. Prior to February 1, 2008, the Company may redeem up to 35% of the aggregate principal amount of Notes at a redemption price of 107.375% of the principal amount thereof, plus accrued and unpaid interest and any applicable liquidated damages, with the net cash proceeds from certain equity offerings of the Company.

The Indenture is subject to customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, and certain events of bankruptcy and insolvency. Events of default


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

under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the Notes. If any other event of default under the Indenture occurs and is continuing, the Trustee or the registered holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the acceleration of the amounts due under the Notes.

The net proceeds from the offering of the Notes, together with borrowings under the Company's new senior credit facilities, were used to finance the acquisition of United Industries Corporation ("United"), to retire United's then existing indebtedness and the Company's former senior credit facilities, and to pay related fees and expenses.

Supplement to Existing Indenture
On February 7, 2005, the Company, U.S. Bank National Association and certain subsidiaries of the Company entered into the Third Supplemental Indenture (the "Third Supplemental Indenture") to the Indenture (the "2003 Indenture") dated as of September 30, 2003 (as previously supplemented) governing the Company's 8 1/2% Senior Subordinated Notes due 2013. The Third Supplemental Indenture added United and certain of its subsidiaries as guarantors under the 2003 Indenture, removed Lindbergh Corporation, whose corporate existence was terminated in connection with the Company's acquisition of United, as a guarantor under the 2003 Indenture and corrected certain cross-references contained in the 2003 Indenture.

New Credit Agreement, Security Agreement and Guarantees
On February 7, 2005, the Company, as the U.S. Borrower, the Subsidiary Borrowers named therein, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citicorp North America, Inc., as Syndication Agent, Merrill Lynch Capital Corporation, as Documentation Agent and as Managing Agent, the other lenders party thereto, Banc of America Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers, and Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith, as Joint Book Managers, entered into the Fourth Amended and Restated Credit Agreement (the "Senior Credit Facility"), which amended and restated the Company's preexisting credit agreement relating to its preexisting senior credit facilities. The Senior Credit Facility provides the opportunity to borrow in domestic and foreign currencies through various term loan facilities and revolving credit facilities in an initial aggregate amount of $1.03 billion. The Senior Credit Facility includes aggregate term loan facilities of $730 million consisting of a $540 million U.S. Dollar Term Loan B Facility, U.S. $140 million Euro Term Loan B Facility and U.S. $50 million Canadian Dollar Term Loan B Facility. The Senior Credit Facility also includes $300 million revolving credit facilities allowing for U.S. Dollar, Euro and Pounds Sterling borrowings (the "Revolving Credit Facilities"), each of which will be available from February 7, 2005 until the earliest of (a) February 6, 2011, (b) voluntary termination by the borrowers or (c) termination as a result of an event of default under the Credit Agreement (together, the "Maturity Date"). The Revolving Credit Facilities include sublimits for swing line loans ("Swing Line Loans") denominated in U.S. dollars, Euros and Pounds Sterling equal to the lesser of U.S.$15,000,000 and the amount currently available under the U.S. Revolving Credit Facility for borrowings in U.S. dollars; the lesser of the U.S. dollar equivalent of
(euro)5,000,000 and the amount currently available under the Euro Revolving Credit Facility for borrowings in Euros, and the lesser of the U.S. dollar equivalent of (pound)5,000,000 and the amount currently available under the UK Revolving Credit Facility for borrowings in Pounds Sterling.


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

The Company is the U.S. borrower under the Senior Credit Facility and certain of its subsidiaries, namely Varta Consumer Batteries GmbH & Co. KGaA and Rayovac Europe Limited are foreign borrowers. At any time, and from time to time before the Maturity Date, the Company can request up to five additional incremental term loan facilities in U.S. dollars, Euros or with the consent of the Administrative Agent, other foreign currencies, all in an aggregate amount up to $500 million. The Company may add additional foreign borrowers from time to time with the consent of the Administrative Agent.

The interest and fees per annum are calculated on a 365-day (or 366-day, as the case may be) basis for Base Rate (as defined below) loans and loans denominated in Pounds Sterling. For all other denominations, interest and fees per annum are calculated on the basis of a 360-day year. The interest rates per annum applicable to the Senior Credit Facility (other than in respect of Swing Line Loans) are the Eurocurrency Rate plus the Applicable Margin (as defined below) or, at the Company's option in the case of advances made in U.S. dollars, the base rate (which is the higher of (x) the Bank of America prime rate and (y) the Federal Funds rate plus 0.5% (the "Base Rate")) plus the Applicable Margin. Applicable Margin means, (i) with respect to the U.S. Dollar Term Loan B Facility and the Canadian Term Loan B Facility (a) until August 7, 2005, 2.00% per annum in the case of Eurocurrency Rate advances and with respect to U.S. Dollar Term Loan B Facility only, 1.00% per annum in the case of Base Rate advances and (b) thereafter, a percentage per annum to be determined in accordance with a pricing grid based on debt ratings, (ii) with respect to the Euro Term Loan B Facility, 2.50% per annum, and (iii) with respect to the Revolving Credit Facility, (a) until August 7, 2005, 2.25% per annum in the case of Eurocurrency Rate advances and in the case of advances made in U.S. dollars only, 1.25% per annum in the case of Base Rate advances and (b) thereafter, a percentage per annum to be determined in accordance with a pricing grid based on the Leverage Ratio (as defined in the credit agreement pertaining to the Senior Credit Facility). Each Swing Line Loan denominated in U.S. dollars shall bear interest at the Base Rate plus the Applicable Margin for Base Rate advances under the Revolving Credit Facilities. Each Swing Line Loan denominated in either Euros or Pounds Sterling shall bear interest at a rate per annum equal to the rate of interest at which deposits having a term of one day in the applicable currency would be offered to major banks in the London interbank market, plus the Applicable Margin for the Revolving Credit Facilities.

The Company and the foreign borrowers are required to pay a quarterly commitment fee on the Revolving Credit Facilities that equal 0.50% times the amount by which the aggregate revolving credit commitments exceeds the sum of
(a) the outstanding revolving credit loans and (b) the outstanding amounts of the dollar letter of credit commitments. A quarterly letter of credit fee equal to the Applicable Margin on Revolving Credit LIBOR Advances (as defined in the credit agreement pertaining to the Senior Credit Facility) times the amount available to be drawn under the letters of credit is also payable on the stated amount of outstanding letters of credit.


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

The term loan facilities are subject to repayment according to a scheduled amortization, with the final payment of all amounts outstanding, plus accrued and unpaid interest, due on February 6, 2012. The Revolving Credit Facility will terminate on February 6, 2011.

Beginning with the fiscal year ended September 30, 2006, the Senior Credit Facility provides for annual mandatory prepayments, over and above the normal amortization as a result of "Excess Cash Flow" (as defined, less certain operating expenditures including scheduled principal payments of long-term debt). The Senior Credit Facility also provides for other mandatory prepayments as a result of issuance of debt (excluding certain permitted indebtedness) and sales of certain assets above an annual threshold.

The Senior Credit Facility is secured by substantially all of the Company's domestic assets and certain of its foreign assets pursuant to a security agreement (the "Security Agreement") made by the Company and certain of its subsidiaries on February 7, 2005, which secures the domestic obligations of the Senior Credit Facility, as well as certain share charges made by certain foreign subsidiaries on February 7, 2005, which secure the obligations of the foreign borrowers. The Company's obligations under the Senior Credit Facility are guaranteed by certain of the Company's subsidiaries, including all of the Company's domestic subsidiaries, pursuant to a guarantee executed by those subsidiaries on February 7, 2005 (the "ROV Guaranty"). Similarly, the obligations of the foreign borrowers are secured by certain guarantees made by the foreign borrowers and certain of their subsidiaries pursuant to two guarantees executed by those subsidiaries on February 7, 2005 (the "KGaA Guaranty" and "UK Guaranty").

The Senior Credit Facility contains financial covenants with respect to debt which include maintaining minimum interest and maximum leverage ratios. In accordance with the agreement, the limits imposed by such ratios become more restrictive over time. In addition, the agreement restricts the Company's ability to incur additional indebtedness, create liens, make investments or specified payments, give guarantees, pay dividends, make capital expenditures and merge or acquire or sell assets.

The Senior Credit Facility contains customary events of default, including, without limitation, payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to similar obligations, certain events of bankruptcy and insolvency, judgment defaults, failure of any guaranty or security document supporting the agreement to be in full force and effect, change of control and customary ERISA defaults. If an event of default occurs and is continuing, amounts due under the Senior Credit Facility may be accelerated and the rights and remedies of the lenders under the Senior Credit Facility available under the applicable loan-related documents may be exercised, including rights with respect to the collateral securing obligations under the Senior Credit Facility.

Registration Rights Agreement relating to the Notes
In connection with the issuance of the Notes, the Company entered into a registration rights agreement, dated February 7, 2005 (the "Registration Rights Agreement"), by and between the Company, certain of the Company's domestic subsidiaries and the initial purchasers of the Notes. Under the Registration Rights Agreement, the Company agreed, among other things, to (i) file an


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exchange offer registration statement with the Securities and Exchange
Commission ("SEC") with respect to the Notes within 120 days after February 7, 2005, (ii) use reasonable best efforts to have such exchange offer registration statement declared effective by the SEC within 240 days after February 7, 2005, (iii) commence an exchange offer upon effectiveness of the exchange offer registration statement and (iv) cause the exchange offer to be consummated no later than 30 business days after the exchange offer registration statement becomes effective. Under certain circumstances, the Company has agreed to file a shelf registration statement with the SEC with respect to the resale of the Notes. If the Company does not comply with these obligations, subject to limitations set forth in the Registration Rights Agreement, the Company will be required to pay additional interest in an amount equal to a per annum rate of 0.25% on the principal amount of the Notes for the first 90 days following default. Thereafter, the amount of interest will increase by an additional per annum rate of 0.25% on the principal amount of the Notes for each subsequent 90-day period until all registration defaults have been cured, up to a maximum amount of additional interest for all registration defaults of 1.00% per annum on the principal amount of the Notes.

Registration Rights Agreement relating to the United acquisition
On February 7, 2005, the Company entered into a registration rights agreement (the "Acquisition Registration Rights Agreement") with certain former stockholders of United, including certain affiliates of Thomas H. Lee Partners, L.P. and an affiliate of Banc of America Securities LLC, pursuant to which the Company has agreed to prepare and file with the SEC, not later than nine months following the consummation of the acquisition of United on February 7, 2005, a registration statement to permit the public offering and resale under the Securities Act of 1933 on a continuous basis of shares of the Company's common stock issued in connection with its acquisition of United (the "Shelf Registration Statement"). Pursuant to the Acquisition Registration Rights Agreement, the Company will also grant to the former stockholders of United certain rights to require the Company, on not more than three occasions, to amend the Shelf Registration Statement or prepare and file a new registration statement to permit an underwritten offering of shares of the Company's stock received by them in the acquisition of United as well as certain rights to include those shares in any registration statement proposed to be filed by the Company. In addition, the Acquisition Registration Rights Agreement prohibits those former stockholders party to the agreement from selling or transferring shares of the Company's common stock received in the acquisition of United for 12 months following the consummation of that acquisition or from selling or transferring more than 50% of those shares during the 18 month period following the consummation of that acquisition.

Standstill Agreement
On February 7, 2005, the Company entered into a standstill agreement (the "Standstill Agreement") with Thomas H. Lee Equity Fund IV, L.P., THL Equity Advisors IV, LLC, Thomas H. Lee Partners, L.P. and Thomas H. Lee Advisors, L.L.C. (the "Restricted Parties"). Pursuant to the Standstill Agreement, the Restricted Parties are prohibited until February 7, 2010 from acquiring ownership in excess of 28% of the Company's outstanding voting capital stock, on a fully-diluted basis, soliciting proxies or consents with respect to the Company's voting capital stock, soliciting or encouraging third parties to acquire or seek to acquire the Company, a significant portion of the Company's assets or more than 5% of the Company's outstanding voting capital stock or joining or participating in a pooling agreement, syndicate, voting trust or other similar arrangement with respect to the Company's voting capital stock for the purpose of acquiring, holding, voting or disposing of such voting capital stock.


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Certain Relationships
Banc of America Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and ABN AMRO Incorporated were the initial purchasers of the Notes. Bank of America, N.A., an affiliate of Banc of America Securities LLC, Citicorp North America, Inc., an affiliate of Citigroup Global Markets Inc., Merrill Lynch Capital Corporation, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated and LaSalle Bank, N.A., an affiliate of ABN AMRO Incorporated, are lenders to Rayovac under the Senior Credit Facility, and, other than LaSalle Bank, N.A., each of them were lenders under the United senior credit facilities that were retired in connection with the Company's acquisition of United. Bank of America Securities LLC provided services to the Company in connection with the Company's tender offer for outstanding United 9 7/8% Senior Subordinated Notes due 2009 in connection with the Company's acquisition of United. In addition, an affiliate of Banc of America Securities LLC and Bank of America, N.A. owned United stock immediately prior to the Company's acquisition of United and currently beneficially owns less than 3% of the Company's outstanding common stock.

Certain affiliates of Thomas H. Lee Partners, L.P. were the majority shareholders of United as of immediately prior to the consummation of the Company's acquisition of United, and as a result of the Company's acquisition of United, are significant shareholders of the Company. Certain affiliates of Thomas H. Lee Partners, L.P. previously provided United with certain professional services. In addition, two of the Company's directors, Scott A. Schoen and Charles A. Brizius, are members of Thomas H. Lee Advisors, LLC, which is the general partner of Thomas H. Lee Partners, L.P. For additional information regarding certain relationships involving Thomas H. Lee Partners, L.P. and its affiliates, please refer to Items 2.01 and 5.02(d) of this Current Report on Form 8-K.

The foregoing descriptions of the Indenture, the Third Supplemental Indenture, the Senior Credit Facility, the Security Agreement, the ROV Guaranty, the KGaA Guaranty, the UK Guaranty, the Registration Rights Agreement, the Acquisition Registration Rights Agreement and the Standstill Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of those agreements, copies of which are filed as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, 4.3, 10.6 and 10.7, respectively, to this Current
Report on Form 8-K and are incorporated herein by reference.

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 7, 2005, the Company acquired all of the equity interests of United pursuant to the Agreement and Plan of Merger (as amended, the "Merger Agreement") by and among the Company, Lindbergh Corporation and United dated as of January 3, 2005 filed as an exhibit to the Current Report on Form 8-K filed by the Company on January 4, 2005. Pursuant to the terms of the Merger Agreement, Lindbergh Corporation merged with and into United, with United continuing as the surviving corporation (the "Merger"). The total merger consideration consisted of 13.75 million shares of the Company's common stock and approximately $70 million in cash.


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The cash portion of the merger consideration relating to the acquisition of
United was financed from the proceeds of the sale of the Notes and from the Senior Credit Facility, both described in Item 1.01 of this Current Report on Form 8-K.

In connection with the acquisition of United, and pursuant to the shareholder's agreement entered into by the Company and a former shareholder of United (which shareholder was affiliated with Thomas H. Lee Partners, L.P.) in connection with the Merger (which shareholder's agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed on January 4, 2005), the Company increased the size of its Board of Directors from eight to ten members. Scott A. Schoen and Charles A. Brizius, both of Thomas H. Lee Partners, L.P., have been appointed as the new members of the Company's Board of Directors. Mr. Schoen is Co-President and Mr. Brizius is Managing Director of Thomas H. Lee Partners, L.P. In addition, Robert L. Caulk, Chief Executive Officer of United, will become a member of Rayovac's Executive Committee.

David A. Jones, Chairman of the Board and Chief Executive Officer of the Company, and trusts for his family members, collectively owned 202,935 shares of United common stock as of immediately prior to the Merger, which shares were converted into an aggregate of 36,239 shares of Company common stock pursuant to the Merger. In addition, Mr. Jones held vested options to acquire 397,065 shares of United common stock at a weighted average exercise price of $2.00 per share, which, pursuant to the terms of the Merger Agreement, were cashed out in an amount equal to the number of shares underlying options having an exercise price less than $5.997 per share multiplied by the amount by which $5.997 exceeded the relevant option exercise price. Mr. Jones was a member of the Board of Directors of United from January 20, 1999 to December 31, 2003 and provided consulting services to United under an agreement that was terminated on September 28, 2004. Thomas R. Shepherd, a member of the Company's Board of Directors, is an investor in Thomas H. Lee Equity Fund IV, L.P, a large shareholder of United immediately prior to the Merger, and, as a result of the Merger, currently is a large shareholder of Rayovac. The Company's Board of Directors established an independent committee of the Board of Directors, which did not include Mr. Jones or Mr. Shepherd, to evaluate, negotiate and approve the terms of the acquisition of United.

For additional information regarding certain relationships involving Thomas H. Lee Partners, L.P. and its affiliates, please refer to Items 1.01 and 5.02(d) of this Current Report on Form 8-K.

Item 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
           UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

           (a)

The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Indenture and the Senior Credit Facility are incorporated herein by reference.

Item 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS


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           (a)

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Third Supplemental Indenture is incorporated herein by reference.

           (b)

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Indenture and the Senior Credit Facility is incorporated herein by reference.

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

           (d)

On February 7, 2005, Scott A. Schoen and Charles A. Brizius were appointed as members of the Company's Board of Directors. Mr. Schoen and Mr. Brizius were appointed pursuant to the shareholder's agreement (the "Shareholder's Agreement") by and between the Company and UIC Holdings, L.L.C. ("Holdings") dated as of January 3, 2005, which was filed as an exhibit to the Current Report on Form 8-K filed by the Company on January 4, 2005. On January 14, 2005, Holdings merged with and into United. As permitted by the Shareholder's Agreement, Holdings assigned its rights and obligations under the Shareholder's Agreement to Thomas H. Lee Partners, L.P. or its affiliates ("THL"). Pursuant to the Shareholder's Agreement, the Company will allow THL to include on any slate of directors presented to the Company's stockholders for election at the appropriate meeting of stockholders, to be approved by the Company's nominating committee, up to two directors on the Company's Board of Directors for so long as THL owns at least 15% of the Company's issued and outstanding common stock on a fully-diluted basis, and one director for so long as THL owns at least 10% of the Company's issued and outstanding common stock on a fully-diluted basis.

United previously had a professional services agreement with certain affiliates of Thomas H. Lee Partners, L.P. pursuant to which the Company paid $62,500 per month for management and other consulting services and reimbursed out-of-pocket expenses. In connection with the Merger, the professional services agreement was terminated effective as of the Merger. Messrs. Schoen and Brizius are members of Thomas H. Lee Advisors, LLC, which is the general partner of Thomas H. Lee Partners, L.P., which is the manager of THL Equity Advisors IV, LLC, which, in turn, is the general partner of each of the Thomas
H. Lee related funds that were shareholders of United immediately prior to the Merger and now are significant shareholders of the Company.

For additional information regarding certain relationships involving Thomas H. Lee Partners, L.P. and its affiliates, please refer to Items 1.01 and 2.01 of this Current Report on Form 8-K.

Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
           CHANGE IN FISCAL YEAR.

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           (a)

Effective as of February 7, 2005, the Board of Directors of the Company amended Section III.1 of the Company's By-Laws to change the permitted range of number of directors from between five and nine to between five and twelve. The full text of the amendment to the Company's By-Laws is attached as Exhibit
3.1 to this Current Report on Form 8-K.

Item 8.01. OTHER EVENTS.

On February 7, 2005 the Company issued a press release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Financial statements of businesses acquired

The financial statements required under this item are not included in this Current Report on Form 8-K. Such financial statements will be filed by amendment not later then 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

           (b) Pro forma financial information

The pro forma financial information required under this item is not included in this Current Report on Form 8-K. Such information will be filed by amendment not later then 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

            (c) Exhibits

                    Exhibit
                    Number                   Description of Exhibit

                      3.1 Amendment to the By-Laws of Rayovac Corporation, effective as of February 7, 2005

                      4.1 Indenture dated as of February 7, 2005 by and among Rayovac Corporation, certain of Rayovac Corporation's domestic subsidiaries and U.S. Bank National Association

                      4.2 Third Supplemental Indenture dated as of February 7, 2005 to the Indenture dated as of September 30, 2003 by and among Rayovac Corporation, certain of Rayovac Corporation's domestic subsidiaries and U.S. Bank National Association

                      4.3 Registration Rights Agreement dated as of February 7, 2005 by and between Rayovac Corporation, certain of Rayovac's domestic


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                            subsidiaries, Banc of America Securities LLC,
                            Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and ABN AMRO Incorporated

                     10.1 Fourth Amended and Restated Credit Agreement dated as of February 7, 2005 by and among Rayovac Corporation, the Subsidiary Borrowers named therein, Bank of America, N.A., Citicorp North America, Inc., Merrill Lynch Capital Corporation, the other lenders party thereto, Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

                     10.2 Security Agreement dated February 7, 2005 made by Rayovac Corporation and the other persons signatory thereto

                     10.3 ROV Guaranty dated as of February 7, 2005 made by certain subsidiaries of Rayovac Corporation

                     10.4 KGaA Guaranty dated as of February 7, 2005 made by Rayovac Corporation and certain subsidiaries of Rayovac Corporation

                     10.5 UK Guaranty dated as of February 7, 2005 made by Rayovac Corporation and certain subsidiaries of Rayovac Corporation

                     10.6 Registration Rights Agreement dated as of February 7, 2005 by and between Rayovac Corporation and certain former shareholders of United Industries Corporation

                     10.7 Standstill Agreement dated as of February 7, 2005 by and between Rayovac Corporation, Thomas H. Lee Equity Fund IV, L.P., THL Equity Advisors IV, LLC, Thomas H. Lee Partners, L.P. and Thomas H. Lee Advisors, L.L.C.

                     99.1   Press release dated February 7, 2005

                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 11, 2005                RAYOVAC CORPORATION



                                        By:  /s/ Randall J. Steward
                                             ----------------------------------
                                             Name:  Randall J. Steward
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                 EXHIBIT INDEX


 Exhibit
 Number                          Description of Exhibit

   3.1 Amendment to the By-Laws of Rayovac Corporation, effective as of February 7, 2005

   4.1 Indenture dated as of February 7, 2005 by and among Rayovac Corporation, certain of Rayovac Corporation's domestic subsidiaries and U.S. Bank National Association

   4.2 Third Supplemental Indenture dated as of February 7, 2005 to the Indenture dated as of September 30, 2003 by and among Rayovac Corporation, certain of Rayovac Corporation's domestic subsidiaries and U.S. Bank National Association

   4.3 Registration Rights Agreement dated as of February 7, 2005 by and between Rayovac Corporation, certain of Rayovac's domestic subsidiaries, Banc of America Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and ABN AMRO Incorporated

  10.1 Fourth Amended and Restated Credit Agreement dated as of February 7, 2005 by and among Rayovac Corporation, the Subsidiary Borrowers named therein, Bank of America, N.A., Citicorp North America, Inc., Merrill Lynch Capital Corporation, the other lenders party thereto, Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

  10.2 Security Agreement dated February 7, 2005 made by Rayovac Corporation and the other persons signatory thereto

  10.3 ROV Guaranty dated as of February 7, 2005 made by certain subsidiaries of Rayovac Corporation

  10.4 KGaA Guaranty dated as of February 7, 2005 made by Rayovac Corporation and certain subsidiaries of Rayovac Corporation

  10.5 UK Guaranty dated as of February 7, 2005 made by Rayovac Corporation and certain subsidiaries of Rayovac Corporation

  10.6 Registration Rights Agreement dated as of February 7, 2005 by and between Rayovac Corporation and certain former shareholders of United Industries Corporation

  10.7 Standstill Agreement dated as of February 7, 2005 by and between Rayovac Corporation, Thomas H. Lee Equity Fund IV, L.P., THL Equity Advisors IV, LLC, Thomas H. Lee Partners, L.P. and Thomas
             H. Lee Advisors, L.L.C.

  99.1       Press release dated February 7, 2005


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